Exhibit 10.1
INCREMENTAL FACILITY AMENDMENT
          This Incremental Facility Amendment (this “Amendment”) dated March 28, 2007, among SELECT MEDICAL CORPORATION, a Delaware corporation (the “Borrower”), SELECT MEDICAL HOLDINGS CORPORATION (“Holdings”), the subsidiaries signatory hereto, each Lender signatory hereto (the “Additional Term Lenders”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent, is an Incremental Facility Amendment within the meaning of the CREDIT AGREEMENT dated as of February 24, 2005 (as amended, the “Credit Agreement”), among the Borrower, Holdings, the LENDERS party thereto from time to time, JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent, and WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as amended hereby).
          WHEREAS, pursuant to Section 2.20 of the Credit Agreement, the Borrower may from time to time request Incremental Term Loans in an aggregate amount not to exceed $100,000,000, subject to the terms and conditions set forth therein;
          WHEREAS, the Borrower desires to borrow $100,000,000 aggregate principal amount of Additional Tranche B Term Loans (as defined below), which shall constitute Incremental Term Loans within the meaning of the Credit Agreement;
          WHEREAS, the Additional Term Lender has agreed, subject to the terms and conditions set forth herein, to make Additional Tranche B Term Loans to the Borrower in an aggregate amount equal to its New Tranche B Commitment (as defined below).
          NOW, THEREFORE:
          SECTION 1. Incremental Facility Amendment.
          (a) The Borrower and each Additional Term Lender party hereto hereby agree that:
          (i) the Commitment (the “New Tranche B Commitment”) of each Additional Term Lender and the aggregate amount of Incremental Term Loans which shall be borrowed (the “Additional Tranche B Term Loans”) pursuant to this Amendment shall be in an amount equal to up to $100,000,000 (provided that the Borrower shall only be allowed one draw under this Agreement);
          (ii) the Additional Tranche B Term Loans shall be made on the first date on which the conditions set forth in Sections 2.20 and 4.02 of the Credit Agreement and Section 4 hereof have been satisfied in full (the “Incremental Facility Effective Date”), which shall be the Incremental Facility Closing Date with respect to the New Tranche B Commitments; and
          (iii) the Applicable Rate for the Additional Tranche B Term Loans shall at all times be equal to 2.00% per annum for Eurodollar Loans and 1.00% per annum for ABR Loans.
          (b) Each Additional Term Lender and the Borrower hereby agree that each Additional Tranche B Term Loan funded pursuant to this Amendment will have the same ranking and all other terms as the Tranche B Term Loans, except that the Additional Tranche B Term Loans shall accrue interest from and including the Incremental Facility Effective Date, and, from and after the Incremental Facility

Effective Date, each Additional Term Lender will be a Lender and a Tranche B Lender for any and all purposes under the Credit Agreement.
          (c) To give effect to the Additional Tranche B Term Loans, the parties hereto agree that the table set forth in Section 2.10(a) of the Credit Agreement is hereby amended by adding $250,000 to each principal payment due on each payment date beginning with June 30, 2007 through December 31, 2010 and by adding $24,062,500 to the principal payment due each payment date beginning with March 31, 2011 through the Tranche B Maturity Date.
          (d) The Commitments of each Additional Term Lender hereunder shall terminate if the Additional Tranche B Term Loans are not borrowed in full by the fifth Business Day after the date hereof.
          SECTION 2. Term Loan Amendment. The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting the second paragraph thereof in its entirety and replacing it with the following:
          “The Applicable Rate for Tranche B Term Loans shall at all times be equal to 2.00% per annum for Eurodollar Loans and 1.00% per annum for ABR Loans.”
          SECTION 3. Conditions to Effectiveness. The effectiveness of this amendment is conditioned upon the following:
          (a) The Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Borrower, each Subsidiary Loan Party and (i) with respect to the amendments described in Section 1 hereof, each Additional Term Lender and (ii) with respect to the amendment described in Section 2 hereof, a number of Tranche B Lenders representing more than 50% of the outstanding Tranche B Term Loans.
          (b) The Administrative Agent shall have received, on behalf of itself and the Lenders, an opinion of Dechert LLP, counsel for the Borrower, addressed to the Administrative Agent and the Lenders and dated the Incremental Facility Effective Date, addressing such matters as the Administrative Agent may reasonably request.
          (c) The Administrative Agent shall have received a certificate of the Borrower dated as of the Incremental Facility Effective Date signed by the Chief Financial Officer of the Borrower certifying that the conditions set forth in Section 4.02 of the Credit Agreement have been satisfied in full with respect to the Additional Tranche B Term Loans.
          (d) All corporate and other proceedings taken or to be taken in connection with this Amendment and all documents incidental thereto, whether or not referred to herein, shall be reasonably satisfactory in form and substance to the Administrative Agent.
          SECTION 4. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof and after giving effect to the Borrowing of Additional Tranche B Term Loans as contemplated hereby:
     (i) the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the date of hereof (except to the extent that any representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date);
     (ii) no Default has occurred and is continuing; and
     (iii) the net proceeds of the Additional Tranche B Term Loans shall be used by the Borrower for working capital and general corporate purposes (including Permitted Acquisitions).
          SECTION 5. Affirmations
          (a) Each Loan Party signatory hereto hereby (i) expressly acknowledges the terms of this Amendment, (ii) ratifies and affirms its obligations under the Loan Documents executed by such Loan Party, and (iii) agrees such Loan Documents remain in full force and effect.
          (b) Each Loan Party signatory hereto hereby reaffirms, as of the Incremental Facility Effective Date, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated thereby, and (ii) its guarantee of payment of the Obligations pursuant to the Collateral Agreement and the Liens granted under the Security Documents continue to secure payment of the Obligations.
          (c) Each Loan Party signatory hereto hereby acknowledges and agrees that the acceptance by the Administrative Agent of this document shall not be construed in any manner to establish any course of dealing on the Administrative Agent’s or any Lender’s part, including the providing of any notice or the requesting of any acknowledgment not otherwise expressly provided for in any Loan Document with respect to any future amendment, waiver, supplement or other modification to any Loan Document or any arrangement contemplated by any Loan Document.
          (d) Each Loan Party signatory hereto hereby represents and warrants that, immediately after giving effect to this Amendment, each Loan Document, in each case as modified by this Amendment (where applicable), to which it is a party continues to be a legal, valid and binding obligation of the undersigned, enforceable against such party in accordance with its terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity).
          SECTION 6. Reference to and Effect on the Credit Agreement and other Loan Documents. On and after the Incremental Facility Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring the Credit Agreement, and each reference in each of the Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as supplemented by this Amendment. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. From and after the Incremental Facility Effective Date, the Additional Tranche B Term Loans shall be included to the same extent as the existing Tranche B Term Loans in any determination of the “Required Lenders” under the Credit Agreement.
          SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts (and by different parties hereto in separate counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.
          SECTION 8. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
[Signature Page Follows]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized officers as of the date set forth above.

SELECT MEDICAL CORPORATION, as the Borrower
By:	/s/ Martin F. Jackson
	Name:	Martin F. Jackson
	Title:	Executive Vice President and Chief Financial Officer

SELECT MEDICAL HOLDINGS CORPORATION
By:	/s/ Martin F. Jackson
	Name:	Martin F. Jackson
	Title:	Executive Vice President and Chief Financial Officer

EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE I HERETO
By:	/s/ Martin F. Jackson
	Name:	Martin F. Jackson
	Title:	Executive Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Stephanie Parker
	Name:	Stephanie Parker
	Title:	Executive Director

Schedule I
to the
Incremental Facility
Amendment
SUBSIDIARY LOAN PARTIES
1.	American Transitional Hospitals, Inc.

2.	Argosy Health, LLC

3.	Arizona Rehab Provider Network, Inc.

4.	Athens Sports Medicine Clinic, Inc.

5.	Atlantic Rehabilitation Services, Inc.

6.	Buendel Physical Therapy, Inc.

7.	C.E.R. — West, Inc.

8.	C.O.A.S.T. Institute Physical Therapy, Inc.

9.	CCISUB, Inc.

10.	Cenla Physical Therapy & Rehabilitation Agency, Inc.

11.	Center for Evaluation & Rehabilitation, Inc.

12.	CenterTherapy, Inc.

13.	Community Rehab Centers of Massachusetts, Inc.

14.	Crowley Physical Therapy Clinic, Inc.

15.	Douglas Avery & Associates, Ltd.

16.	Elk County Physical Therapy, Inc.

17.	Fine, Bryant & Wah, Inc.

18.	Gallery Physical Therapy Center, Inc.

19.	Georgia Physical Therapy of West Georgia, Inc.

20.	Georgia Physical Therapy, Inc.

21.	GP Therapy, L.L.C.

22.	Greater Sacramento Physical Therapy Associates, Inc.

23.	Gulf Breeze Physical Therapy, Inc.

24.	Hand Therapy and Rehabilitation Associates, Inc.

25.	Hand Therapy Associates, Inc.

26.	Hawley Physical Therapy, Inc.

27.	Hudson Physical Therapy Services, Inc.

28.	Indianapolis Physical Therapy and Sports Medicine, Inc.

29.	Intensiva Healthcare Corporation

30.	Intensiva Hospital of Greater St. Louis, Inc.

31.	Joyner Sportsmedicine Institute, Inc.

32.	Kentucky Rehabilitation Services, Inc.

33.	Kessler Assisted Living Corporation

34.	Kessler Institute for Rehabilitation, Inc.

35.	Kessler Occupational Medicine Centers, Inc.

36.	Kessler Orthotic & Prosthetic Services, Inc.

37.	Kessler Physical Therapy & Rehabilitation, Inc.

38.	Kessler Professional Services, LLC

39.	Kessler Rehab Centers, Inc.

40.	Kessler Rehabilitation Corporation

41.	Kessler Rehabilitation of Maryland, Inc.

42.	Kessler Rehabilitation Services, Inc.

43.	Metro Rehabilitation Services, Inc.

44.	Michigan Therapy Centre, Inc.

45.	Monmouth Rehabilitation, Inc.

46.	Northside Physical Therapy, Inc.

47.	NovaCare Occupational Health Services, Inc.

48.	NovaCare Outpatient Rehabilitation East, Inc.

49.	NovaCare Outpatient Rehabilitation, Inc.

50.	NovaCare Rehabilitation, Inc.

51.	NovaCare Rehabilitation of Ohio, Inc.

52.	P.T. Services Rehabilitation, Inc.

53.	Peter Trailov R.P.T. Physical Therapy Clinic, Orthopedic Rehabilitation & Sports Medicine, Ltd.

54.	Physical Therapy Associates, Inc.

55.	Physical Therapy Institute, Inc.

56.	Physical Therapy Services of the Jersey Cape, Inc.

57.	Pro Active Therapy of Ahoskie, Inc.

58.	Pro Active Therapy of Greenville, Inc.

59.	Pro Active Therapy of North Carolina, Inc.

60.	Pro Active Therapy of Rocky Mount, Inc.

61.	Pro Active Therapy of South Carolina, Inc.

62.	Pro Active Therapy of Virginia, Inc.

63.	Pro Active Therapy, Inc.

64.	Professional Therapeutic Services, Inc.

65.	Quad City Management, Inc.

66.	RCI (Colorado), Inc.

67.	RCI (Exertec), Inc.

68.	RCI (Michigan), Inc.

69.	RCI (S.P.O.R.T.), Inc.

70.	RCI (WRS), Inc.

71.	Rebound Oklahoma, Inc.

72.	Redwood Pacific Therapies, Inc.

73.	Rehab Provider Network — East I, Inc.

74.	Rehab Provider Network — East II, Inc.

75.	Rehab Provider Network — Indiana, Inc.

76.	Rehab Provider Network — Michigan, Inc.

77.	Rehab Provider Network — New Jersey, Inc.

78.	Rehab Provider Network — New York, Inc.

79.	Rehab Provider Network — Ohio, Inc.

80.	Rehab Provider Network — Pennsylvania, Inc.

81.	Rehab Provider Network of Colorado, Inc.

82.	Rehab Provider Network of Florida, Inc.

83.	Rehab Provider Network of Nevada, Inc.

84.	Rehab Provider Network of New Mexico, Inc.

85.	Rehab Provider Network of North Carolina, Inc.

86.	Rehab Provider Network of South Carolina, Inc.

87.	Rehab Provider Network of Texas, Inc.

88.	Rehab Provider Network of Virginia, Inc.

89.	RehabClinics (GALAXY), Inc.

90.	RehabClinics (PTA), Inc.

91.	RehabClinics (SPT), Inc.

92.	RehabClinics Abilene, Inc.

93.	RehabClinics Dallas, Inc.

94.	RehabClinics, Inc.

95.	RPN of NC, Inc.

96.	S.T.A.R.T., Inc.

97.	Select Air II, Inc.

98.	Select Employment Services, Inc.

99.	Select Hospital Investors, Inc.

100.	Select Medical of Kentucky, Inc.

101.	Select Medical of Maryland, Inc.

102.	Select Medical of New York, Inc.

103.	Select Medical Rehabilitation Clinics, Inc.

104.	Select Medical Rehabilitation Services, Inc.

105.	Select Medical Property Ventures, LLC

106.	Select Provider Networks, Inc.

107.	Select Rehabilitation Management Services, Inc.

108.	Select Software Ventures, LLC

109.	Select Specialty Hospital — Akron/SHS, Inc.

110.	Select Specialty Hospital — Ann Arbor, Inc.

111.	Select Specialty Hospital — Arizona, Inc.

112.	Select Specialty Hospital — Augusta/UH, Inc.

113.	Select Specialty Hospital — Baton Rouge, Inc.

114.	Select Specialty Hospital — Battle Creek, Inc.

115.	Select Specialty Hospital — Beech Grove, Inc.

116.	Select Specialty Hospital — Bloomington, Inc.

117.	Select Specialty Hospital — Brevard, Inc.

118.	Select Specialty Hospital — Broward, Inc.

119.	Select Specialty Hospital — Central Detroit, Inc.

120.	Select Specialty Hospital — Charleston, Inc.

121.	Select Specialty Hospital — Cincinnati, Inc.

122.	Select Specialty Hospital — Colorado Springs, Inc.

123.	Select Specialty Hospital — Columbus/East, Inc.

124.	Select Specialty Hospital — Columbus, Inc.

125.	Select Specialty Hospital — Columbus/University, Inc.

126.	Select Specialty Hospital — Conroe, Inc.

127.	Select Specialty Hospital — Dade, Inc.

128.	Select Specialty Hospital — Dallas, Inc.

129.	Select Specialty Hospital — Danville, Inc.

130.	Select Specialty Hospital — Denver, Inc.

131.	Select Specialty Hospital — Des Moines, Inc.

132.	Select Specialty Hospital — Durham, Inc.

133.	Select Specialty Hospital — Duval, Inc.

134.	Select Specialty Hospital — Erie, Inc.

135.	Select Specialty Hospital — Eastern Iowa, Inc.

136.	Select Specialty Hospital — Evansville, Inc.

137.	Select Specialty Hospital — Flint, Inc.

138.	Select Specialty Hospital — Fort Smith, Inc.

139.	Select Specialty Hospital — Fort Wayne, Inc.

140.	Select Specialty Hospital — Gadsden, Inc.

141.	Select Specialty Hospital — Gainesville, Inc.

142.	Select Specialty Hospital — Greensboro, Inc.

143.	Select Specialty Hospital — Greensburg, Inc.

144.	Select Specialty Hospital — Grosse Pointe, Inc.

145.	Select Specialty Hospital — Gulf Coast, Inc.

146.	Select Specialty Hospital — Honolulu, Inc.

147.	Select Specialty Hospital — Houston, Inc.

148.	Select Specialty Hospital — Huntsville, Inc.

149.	Select Specialty Hospital — Indianapolis, Inc.

150.	Select Specialty Hospital — Jackson, Inc.

151.	Select Specialty Hospital — Jefferson County, Inc.

152.	Select Specialty Hospital — Johnstown, Inc.

153.	Select Specialty Hospital — Kalamazoo, Inc.

154.	Select Specialty Hospital — Kansas City, Inc.

155.	Select Specialty Hospital — Knoxville, Inc.

156.	Select Specialty Hospital — Lake, Inc.

157.	Select Specialty Hospital — Lancaster, Inc.

158.	Select Specialty Hospital — Lansing, Inc.

159.	Select Specialty Hospital — Lee, Inc.

160.	Select Specialty Hospital — Leon, Inc.

161.	Select Specialty Hospital — Lexington, Inc.

162.	Select Specialty Hospital — Little Rock, Inc.

163.	Select Specialty Hospital — Little Rock/BMC, Inc.

164.	Select Specialty Hospital — Longview, Inc.

165.	Select Specialty Hospital — Louisville, Inc.

166.	Select Specialty Hospital — Macomb County, Inc.

167.	Select Specialty Hospital — Madison, Inc.

168.	Select Specialty Hospital — Manatee

169.	Select Specialty Hospital — Marion, Inc.

170.	Select Specialty Hospital — McKeesport, Inc.

171.	Select Specialty Hospital — Memphis, Inc.

172.	Select Specialty Hospital — Midland, Inc.

173.	Select Specialty Hospital — Milwaukee, Inc.

174.	Select Specialty Hospital — Nashville, Inc.

175.	Select Specialty Hospital — New Orleans, Inc.

176.	Select Specialty Hospital — Newark, Inc.

177.	Select Specialty Hospital — North Atlanta, Inc.

178.	Select Specialty Hospital — North Knoxville, Inc.

179.	Select Specialty Hospital — Northeast New Jersey, Inc.

180.	Select Specialty Hospital — Northeast Ohio, Inc.

181.	Select Specialty Hospital — Northwest Detroit, Inc.

182.	Select Specialty Hospital — Northwest Indiana, Inc.

183.	Select Specialty Hospital — Oklahoma City, Inc.

184.	Select Specialty Hospital — Oklahoma City/East Campus, Inc.

185.	Select Specialty Hospital — Omaha, Inc.

186.	Select Specialty Hospital — Orlando, Inc.

187.	Select Specialty Hospital — Palm Beach, Inc.

188.	Select Specialty Hospital — Panama City, Inc.

189.	Select Specialty Hospital — Paramus, Inc.

190.	Select Specialty Hospital — Pensacola, Inc.

191.	Select Specialty Hospital — Phoenix, Inc.

192.	Select Specialty Hospital — Pine Bluff, Inc.

193.	Select Specialty Hospital — Pittsburgh, Inc.

194.	Select Specialty Hospital — Pittsburgh/UPMC, Inc.

195.	Select Specialty Hospital — Plainfield, Inc.

196.	Select Specialty Hospital — Pontiac, Inc.

197.	Select Specialty Hospital — Quad Cities, Inc.

198.	Select Specialty Hospital — Reno, Inc.

199.	Select Specialty Hospital — Riverview, Inc.

200.	Select Specialty Hospital — St. Lucie, Inc.

201.	Select Specialty Hospital — Saginaw, Inc.

202.	Select Specialty Hospital — San Antonio, Inc.

203.	Select Specialty Hospital — Sarasota, Inc.

204.	Select Specialty Hospital — Savannah, Inc.

205.	Select Specialty Hospital — Sioux Falls, Inc.

206.	Select Specialty Hospital — South Dallas, Inc.

207.	Select Specialty Hospital — Springfield, Inc.

208.	Select Specialty Hospital — Tallahassee, Inc.

209.	Select Specialty Hospital — Topeka, Inc.

210.	Select Specialty Hospital — TriCities, Inc.

211.	Select Specialty Hospital — Tulsa, Inc.

212.	Select Specialty Hospital — Tupelo, Inc.

213.	Select Specialty Hospital — Western Michigan, Inc.

214.	Select Specialty Hospital — Western Missouri, Inc.

215.	Select Specialty Hospital — Wichita, Inc.

216.	Select Specialty Hospital — Wilmington, Inc.

217.	Select Specialty Hospital — Winston-Salem, Inc.

218.	Select Specialty Hospital — Wyandotte, Inc.

219.	Select Specialty Hospital — Youngstown, Inc.

220.	Select Specialty Hospital — Zanesville, Inc.

221.	Select Specialty Hospitals, Inc.

222.	Select Synergos, Inc.

223.	Select Transport, Inc.

224.	Select Unit Management, Inc.

225.	SelectMark, Inc.

226.	SemperCare Hospital of Fort Myers, Inc.

227.	SemperCare Hospital of Hartford, Inc.

228.	SemperCare Hospital of Lakeland, Inc.

229.	SemperCare Hospital of Lakewood, Inc.

230.	SemperCare Hospital of Mobile, Inc.

231.	SemperCare Hospital of Pensacola, Inc.

232.	SemperCare Hospital of Sarasota, Inc.

233.	SemperCare Hospital of Volusia, Inc.

234.	SemperCare Hospital of Washington, Inc.

235.	SemperCare, Inc.

236.	SLMC Finance Corporation

237.	South Jersey Rehabilitation and Sports Medicine Center, Inc.

238.	Southwest Physical Therapy, Inc.

239.	Sports & Orthopedic Rehabilitation Services, Inc.

240.	Stephenson-Holtz, Inc.

241.	The Orthopedic Sports and Industrial Rehabilitation Network, Inc.

242.	Vanguard Rehabilitation, Inc.

243.	Victoria Healthcare, Inc.

244.	Waltham Physical Therapy Associates, Inc.

245.	Wayzata Physical Therapy Center, Inc.

246.	West Side Physical Therapy, Inc.

247.	West Suburban Health Partners, Inc.